OMB APPROVAL
UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549	OMB Number: 3235-0060 Expires: February 28, 2013 Estimated average burden hours per response.........5.68
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	May 26, 2011

Maidenform Brands, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-32568	06-1724014

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

485F US Hwy 1 South, Iselin, NJ 08830
(Address of principal executive offices)      (Zip Code)

Registrant’s telephone number, including area code	(732) 621-2500

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07              Submission of Matters to a Vote of Security Holders.

On May 26, 2011, Maidenform Brands, Inc. (the “Company”) held its Annual Meeting of Stockholders.  At the Annual Meeting, the stockholders voted on the following five proposals and cast their votes as described below.

Proposal 1

The individuals listed below were elected at the Annual Meeting to serve a one-year term on the Company’s Board of Directors (the “Board”).

	For	Withheld	Broker Non-Vote
Karen Rose	20,923,831	542,316	498,803
Norman Axelrod	21,126,509	339,638	498,803
Bernd Beetz	21,449,246	16,901	498,803
Harold F. Compton	21,126,009	340,138	498,803
Barbara Eisenberg	21,449,996	16,151	498,803
Maurice S. Reznik	21,126,309	339,838	498,803

Proposal 2

Proposal 2 was a management proposal to approve an amendment to the Company’s 2009 Omnibus Incentive Plan, as described in the proxy statement.  This proposal was approved.

For	Against	Abstained	Broker Non-Vote
16,166,569	5,206,850	92,728	498,803

Proposal 3

Proposal 3 was a management proposal to hold an advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the proxy statement pursuant to the SEC’s compensation disclosure rules (referred to as the say-on-pay vote).  This proposal was approved.

For	Against	Abstained	Broker Non-Vote
21,274,097	176,275	15,775	498,803

Proposal 4

Proposal 4 was a management proposal to hold an advisory vote on the frequency of the advisory vote on executive compensation, as described in the proxy statement. “1 Year” was approved.   Based on these results, and consistent with the Company’s recommendation, the Board has determined that the Company will hold an advisory vote on executive compensation annually.  The Board may reevaluate this determination after the next stockholder advisory vote on the frequency of the advisory vote on executive compensation.

1 Year	2 Years	3 Years	Abstained	Broker Non-Vote
18,246,112	1,805,622	1,401,926	12,487	498,803

Proposal 5

Proposal 5 was a management proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year ending January 1, 2012, as described in the proxy statement. This proposal was approved.

For	Against	Abstained
21,495,275	441,676	27,999

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAIDENFORM BRANDS, INC.

Date: May 27, 2011	By:	/s/Christopher W. Vieth
		Name:	Christopher W. Vieth
		Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer (principal financial officer)